SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 23, 2000
                                                          --------------

                               YORK FINANCIAL CORP.
                               --------------------
                 (Exact Name of Registrant as Specified in Charter)

        Pennsylvania                    0-14995                23-2427539
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(State or Other Jurisdiction     (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                   Identification No.)


101 South George Street, York, Pennsylvania                      17401
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:           (717) 846-8777
                                                              --------------

                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Items 1, 2, 3, 4 and 6:   Not Applicable

Item 5.   Other Events
          ------------

     On June 26, 2000, Harris Financial, Inc. ("Harris") issued a press release regarding its filing of a registration statement on Form S-1 relating to a stock offering conducted as part of the mutual-to-stock conversion of Harris Financial, MHC, and a registration statement on Form S-4 relating to the merger of York Financial Corp. with and into Harris with Harris as the resulting entity. The registration statements were filed on June 23, 2000. A copy of the press release is filed as exhibit 1 hereto.

     In addition, on June 23, 2000, the Agreement and Plan of Reorganization by and Between Harris Financial, MHC, Harris Financial, Inc., New Harris Financial, Inc. and Harris Savings Bank, and York Financial Corp. and York Federal Savings and Loan Association (the "Merger Agreement") was amended by the parties to the Merger Agreement. The agreement pursuant to which the Merger Agreement was amended is set forth as Exhibit 2. The registration statements on Forms S-1 and S-4 reflect all such amendments to the Merger Agreement.

Item 7.   Financial Statements, Pro Forma Financial Information, and Exhibits
          -------------------------------------------------------------------

1.   Press release relating to the filing of the registration statements.

2.   Agreement, dated June 23, 2000, amending the terms of March 27,
     2000, Agreement and Plan of Reorganization by and Between Harris Financial, MHC, Harris Financial, Inc., New Harris Financial, Inc. and Harris Savings Bank, and York Financial Corp. and York Federal Savings and Loan Association.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       YORK FINANCIAL CORP.

DATE: June 28, 2000                 By: /s/Robert W. Pullo
                                        -------------------------------------
                                        Robert W. Pullo
                                        President and Chief Executive Officer


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                                EXHIBIT 1

FOR IMMEDIATE RELEASE
For Additional Information Contact:
Bob Gentry
(717) 909-2329

HARRIS FINANCIAL ANNOUNCES FILING
OF REGISTRATION STATEMENTS

Harrisburg, PA, June 26, 2000: Charles C. Pearson, Jr., President and Chief Executive Officer of Harris Financial, Inc. (Nasdaq/NMS:HARS), announced that on June 23, 2000, Harris Financial filed a registration statement with the Securities and Exchange Commission with respect to an offering of common stock and filed an application with the Office of Thrift Supervision, seeking approval of a Plan of Conversion adopted by the Board of Directors. Harris Financial is the holding company for Harris Savings Bank. This filing is in connection with Harris Financial's previously announced intent to conduct a "second-step" conversion and simultaneous merger with York Financial Corp., York, Pennsylvania, the holding company for York Federal Savings and Loan Association. A registration statement relating to the merger was also filed on June 23.

In connection with the Plan, Harris Financial will re-charter from a Pennsylvania stock holding company to a federal stock holding company, and Harris Savings Bank will re-charter from a Pennsylvania to a federal stock savings bank. Pursuant to the Plan, the corporate existence of Harris Financial, MHC will end in the conversion, and Harris Financial, MHC's ownership interest of 75.9% of Harris Financial will be sold in the stock offering to be conducted by the corporate successor to Harris Financial (the "Company"). Concurrently with the completion of the conversion and related stock offering, the Company will issue shares of its common stock to 1) the public stockholders of Harris Financial ("minority stockholders"), who currently own 24.1% of Harris Financial's common stock and 2) the stockholders of York Financial. Minority stockholders will receive shares of the Company's stock in exchange for their existing shares, and York Financial stockholders will receive shares of the Company's stock in exchange for their shares of York Financial stock. The merger with York Financial, the conversion of Harris Financial, MHC and the Company's stock offering are interdependent.

The Company will offer between 19,550,000 and 26,450,000 shares of common stock (subject to a 15% increase) at a purchase price of $10.00 per share. The number of shares to be issued in the stock offering and issued to the minority stockholders is based, in part, on an independent appraisal of the pro forma market value of Harris Financial. At June 9, 2000, the independent appraisal reflected a valuation range of Harris Financial (prior to the merger) of between $257.4 million and $348.3 million, with a midpoint of $302.8 million. The number of shares that minority stockholders will receive will be calculated based on an exchange ratio that is intended to ensure that, after the conversion and offering, but before giving effect to shares issued in the merger with York Financial, minority stockholders will maintain approximately the same ownership interest in the Company as they currently own in Harris Financial. That ownership interest will be reduced, however, as a result of the additional shares of the Company's stock to

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be issued to York Financial's former stockholders.  Minority stockholders are expected to receive between .7667 and 1.0373 shares (subject to a 15% increase to 1.1928 shares) of the Company's stock in exchange for each of their existing shares of Harris Financial stock. The offering range and the share exchange ratios could change as a result of regulatory review or due to updates to the independent appraisal, reflecting changes in condition of the market before or during the offering.

Shares of the Company's stock will be offered for sale in a subscription offering, which is expected to be made, in descending order of priority, to Harris Savings Bank's depositors with $50 or more on deposit at December 31,1998; the Bank's employee stock ownership plan; and depositors as of later, yet unspecified dates. Shares of stock not sold in the subscription offering are expected to be offered to the public in a community offering, with a preference to residents of the counties where Harris Savings Bank has branch offices, to Harris Financial stockholders and to York Financial stockholders and depositors. Shares unsubscribed in the subscription and community offerings are expected to be offered for sale to the public in a firm commitment underwritten public offering.

The Plan will not affect the terms and conditions of any loans held by borrowers of Harris Savings Bank, nor will it affect the balances, interest rates, maturities or insurance coverage of deposit accounts. The conversion is subject to contingencies, including the receipt of Office of Thrift Supervision approval and ratification of the Plan by depositors of Harris Savings Bank and minority stockholders of Harris Financial. The merger is subject to approvals of the Office of Thrift Supervision, Harris Financial's minority stockholders and York Financial's stockholders. The special meeting dates for depositors and stockholders to vote upon the conversion and merger have not been set.

The Company expects that late in the third quarter of 2000, prospectuses will be distributed to those eligible to subscribe in the subscription offering, and proxy statements will be provided to stockholders and depositors eligible to vote on the Plan and/or the meger.

Harris Savings Bank operates 37 branches in five counties of southcentral Pennsylvania and Washington County, Maryland. As of March 31, 2000, Harris Financial had assets of $2.8 billion, deposits of $1.4 billion and equity of $167.2 million. York Federal Savings and Loan Association operates 25 full-service offices in four counties in southcentral Pennsylvania and in Harford County, Maryland. As of March 31, 2000, York Financial had assets of $1.6 billion, deposits of $1.2 billion and equity of $109.9 million.

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as it contains descriptions of the terms of transactions that may occur in the future. These statements are not historical facts and include expressions about management's confidence and strategies and management's expectations about transactions, all of which are subject to various contingencies. Such forward-looking statements involve certain risks and uncertainties. Actual terms of the transactions may differ materially from those discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, changes in the terms as a result of regulatory requirements and

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policy, changes in the independent valuation resulting from general financial and market conditions, and changes in the businesses and operations of Harris Financial and York Financial. Harris Financial assumes no obligation for updating such forward-looking statements at any time.

Registration statements relating to the common stock of Harris Financial, Inc. and the Company have been filed with the Securities and Exchange Commission, but have not yet become effective. This release is neither an offer to sell nor a solicitation of an offer to buy common stock. The offer is made only by the prospectus. The shares of common stock are not savings accounts, may lose value and are not insured by the Federal Deposit Insurance Corporation or any government agency.

Registration statements relating to the Company's stock offering and the merger with York Financial have been filed with the Securities and Exchange Commission. The registration statements are available to be examined without charge at the public reference facilities of the Securities and Exchange Commission located at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of such material can be obtained from the SEC at prescribed rates. In addition, the SEC maintains a web site (http://www.sec.gov) that contains reports, proxy and information statements, and registration statements and other information regarding registrants that file electronically with the SEC, including Harris Financial and York Financial. The registration statements filed on June 23, 2000, are available at this web site. A proxy statement soliciting votes of stockholders of York Financial and Harris Financial will be sent by York Financial and Harris Financial to their stockholders at a later date. The proxy statement will contain important information regarding the transaction, and stockholders should read it carefully when it becomes available. The statements contained in this document as to the terms of the transactions are, of necessity, brief descriptions, and should be read in conjunction with, the registration statements and the proxy statement. The proxy statement will also describe any material interests of officers and directors of Harris Financial and York Financial in the transaction, by security holdings or otherwise.

For Additional Information Contact:
Bob Gentry
(717) 909-2329

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                                 EXHIBIT 2


                          Harris Financial, Inc.
                         235 North Second Street
                           Harrisburg, PA 17101


June 23, 2000

Mr. Robert W. Pullo
President
York Financial Corp.
101 South George Street
York, Pennsylvania 17401

      Re:  Merger Agreement

Dear Bob:

     This letter is intended to confirm our prior discussion and agreement on certain matters pertaining to the Agreement and Plan of Reorganization dated March 27, 2000, by and among Harris Financial, M.H.C., Harris Financial, Inc., New Harris Financial, Inc., Harris Savings Bank, York Financial Corp., and York Federal Savings and Loan Association (the "Merger Agreement"). Defined terms used in this letter and not defined herein shall have the meanings ascribed to them in the Merger Agreement. Specifically, we have each agreed as follows:

1. Section 8.3.8 of the Merger Agreement, shall be amended to provide as follows:

        If any shares of New Harris Common Stock that are offered for sale in the subscription offering that is conducted as part of the Conversion Offering remain unsold then, at Harris Financial's discretion and only to the extent necessary in order to issue the minimum number of shares necessary in order to complete the Conversion Offering, up to 5,000,000 of such shares may be issued to York shareholders as part of the Merger Consideration. In such event, the unsold shares of New Harris Common Stock that are issued to York shareholders shall be assumed to have also been issued in the Conversion Offering (and as a result to have increased the total number of outstanding shares for purposes of these computations) for purposes of calculating the Maximum Percentage.

2. Section 11.1.10 of the Merger Agreement shall be amended to provide as follows:

        By the Board of Directors of Harris Financial or York, provided that

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        the  terminating party  is  not  then  in  material  breach  of  any representation, warranty, covenant or other agreement contained herein, if by December 31, 2000, or March 31, 2001 if Harris Financial shall have exercised its right to extend the Termination Date, either of the fairness opinions required by Sections 9.2.6 and 9.3.6 shall not have been obtained or as a result of market conditions Harris Financial or New Harris Financial shall not have delivered the Conversion Prospectus to offerees in connection with the Conversion.

3. Section 11.2.2(c) of the Merger Agreement shall be amended to provide as follows:

        In the event of a termination of this Agreement pursuant to Section 11.1.7, 11.1.8, or 11.1.10 hereof, Harris Financial shall be obligated to reimburse York for up to $500,000 of out-of-pocket costs and expenses, including, without limitation, reasonable legal, accounting and investment banking fees and expenses, incurred by York in connection with the entering into of this Agreement and the carrying out of any and all acts contemplated hereunder. Except as set forth in the following sentence, the payment of such out-of-pocket costs shall be the exclusive remedy. If Harris Financial shall have exercised its right to extend the Termination Date beyond December 31, 2000, in the event of termination of this Agreement by either York or Harris Financial (provided, that York is not then in material breach of any representation, warranty, covenant or other agreement contained herein), then Harris Financial shall be obligated to pay an additional $500,000 to York. The payment of such $500,000 is in addition to the out-of-pocket costs and expenses set forth in the first sentence of this Section 11.2.2(c) and shall be the exclusive remedy.

4. Pursuant to sections 2.9 and 7.1 of the Merger Agreement, York has consented to any election by the Mutual Company, Harris Financial and Harris Savings Bank to convert their charters to a federal mutual holding company charter, a federal mid-tier stock holding company charter, and a federal savings bank charter, respectively.

5. Section 11.1.7 of the Merger Agreement shall be amended to read as follows:

        By the Board of Directors of Harris Financial, provided that it is not then in material breach of any representation, warranty, covenant or other agreement contained herein, if at the conclusion of the Conversion the appraised value of the shares issued in the Offering (based upon the Independent Valuation) is less than $255,000,000.

6. Section 11.1.8 of the Merger Agreement shall be amended to read as follows:

          By the Board of Directors of York, provided that it is not then in

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        material breach of any  representation, warranty, covenant or other agreement contained herein, if at the conclusion of the Conversion the appraised value of the shares issued in the Offering (based upon the Independent Valuation) is less than $255,000,000 and Harris Financial shall not have agreed to maintain the Exchange Ratio at 1.550.

7.   The Merger  Agreement  shall be amended  by adding  the  following section 3.1.1(D):

        Notwithstanding 3.1.1(A), if at the conclusion of the Conversion the appraised value of the shares issued in the Offering (based upon the Independent Valuation) is between $260,000,000 and $255,000,000, then Harris Financial shall maintain the Exchange Ratio at 1.550.

     As to the amendments to the Merger Agreement described in paragraphs 1, 2, 3, 5, 6 and 7 above, this letter shall constitute an amendment of the Merger Agreement pursuant to section 11.3 thereof, and has been signed by Mr. Pearson on behalf of Harris Financial, MHC, Harris Financial, Inc. New Harris Financial, Inc. and Harris Savings Bank, and by Mr. Pullo on behalf of York Financial Corp. and York Federal Savings and Loan Association.

     Please sign the nclosed duplicate copy of this letter if you are in agreement with the terms of this Agreement.

                                         Very truly yours,

                                         /s/ Charles C. Pearson, Jr.

                                         Charles C. Pearson, Jr.

Accepted and agreed this
23 day of June, 2000

York Financial Corp.

/s/ Robert W. Pullo
---------------------------
Robert W. Pullo
President

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